Exhibit 99.3

                               PRACTICEXPERT, INC.
                     (FORMERLY, THAON COMMUNICATIONS, INC.)
                        PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (unaudited)

The following unaudited Pro Forma Statement of operations has been derived from the historical audited financial statements of Thaon Communications, Inc. (A) for the period ended December 31, 2002 and the historical audited financial statements of PracticeXpert Services Corp. (B) for the period ended December 31, 2002. The Pro Forma Statements of Operations reflects the acquisition of B (a previously non public company)

 by A (a reporting company) on 4/11/2003 and has been accounted for as a reverse acquisition under the purchase method of accounting since the shareholders of B obtained control of the consolidated entity. Following pro forma statement of operations presents pro forma combined statement for the year ended December 31, 2002 assuming the acquisition was consummated as of January 1, 2002.

The Pro Forma Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B and the Notes to the financial statements. The Pro Forma Statements do not purport to represent what the Company's results of operations and financial conditions would actually have been if the acquisition of A had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable.

                                                    Thaon          PracticeXpert        Pro Forma
                                                 (Historical)      (Historical)         Combined
                                                -------------      -------------      -------------
Net Revenue                                     $     389,754      $   1,852,934      $   2,242,688
                                                                                                  0
Operating expenses                                  1,737,437          2,151,554          3,888,991
                                                -------------      -------------      -------------
Loss from operations                               (1,347,683)          (298,620)        (1,646,303)
Non-operating income (Expenses)                       191,141            204,955            396,096
                                                -------------      -------------      -------------
Income before provision for income taxes           (1,156,542)           (93,665)        (1,250,207)
Provision for taxes                                     3,311              1,579              4,890
                                                -------------      -------------      -------------
Net loss from continuing operation              $  (1,159,853)     $     (95,244)     $  (1,255,097)
Discontinued operation                               (701,483)                             (701,483)
                                                                   -------------      -------------
Net loss before extraordinary                      (1,861,336)        (1,861,336)
Extraordinary item                                    197,652                               197,652
                                                                   -------------      -------------
Net loss                                           (1,663,684)        (1,663,684)
Dividend requirement for preferred stock             (310,760)                             (310,760)
                                                                   -------------      -------------
Net loss applicable to common stockholders         (1,974,444)                           (2,069,688)
   Weighted -average number of
   shares outstanding                               2,190,845        153,411,925        155,602,770
                                                =============      =============      =============
   Loss per share                               $       (0.90)     $       (0.00)             (0.01)
                                                =============      =============      =============

NOTES:

(1) Loss per share data shown above are applicable for both primary and fully diluted.

(2) Weighted-average number of shares outstanding for the combined entity includes all shares issued before the acquisition as if outstanding as of January 1, 2003.

(3) Weighted average number of shares outstanding for combined entity includes 2,190,845 shares of common stock of A outstanding as of December 31, 2002 and & 153,411,925 shares of common stock issued to the shareholders of (B) pursuant to the stock acquisition.

(4) Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.

                               PRACTICEXPERT, INC.
                     (FORMERLY, THAON COMMUNICATIONS, INC.)
                        PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (Unaudited)

The following unaudited Pro Forma Statement of operations has been derived from the financial statements of Thaon Communications, Inc. (A) for the period ended December 31, 2002 and the financial statements of PracticeXpert Services Corp.
(B) for the period ended December 31, 2002. The Pro Forma Statements of Operations of financial conditions reflects the acquisition of B (a non public company) by A (a reporting company) in a merger using under the purchase method of accounting.

                                                 Thaon             PracticeXpert       Pro Forma          Pro Forma
                                              (Historical)         (Historical)       Adjustment          Combined
                                             --------------       --------------     -------------      ------------
                    ASSETS
Current assets                                 $    696,997       $    254,402       $       --         $    951,399
Property & equipment, net                           144,845            134,988               --              279,833
Other assets                                        182,235                               182,235
Asset from discontinued operation                   111,317                                                  111,317
Intangibles                                                          1,740,975                             1,740,975
Investment in subsidiary                                                               16,478,910(4)
                                                                          --          (16,478,910)(3)              0
                                               ------------       ------------       ------------       ------------
TOTAL ASSETS                                   $    953,159       $  2,312,600       $          0       $  3,265,759
                                               ============       ============       ============       ============

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities                            $  5,703,351       $  1,059,904       $       --         $  6,763,255
Long term liabilities                                97,307            264,806               --           362,113.00
                                               ------------       ------------       ------------       ------------
    Total liabilities                             5,800,658          1,324,710               --            7,125,368
                                               ------------       ------------       ------------       ------------
Stockholders' equity (deficit);
  Preferred stock, Series A, B, D, E, F           4,002,817            950,000           (950,000)(1)      5,847,817
                                                                                        1,845,000(4)
  Common stock                                        2,724(4)         195,849           (195,849)(1)        156,136
                                                                                          153,412(4)
Shares to be issued                                  10,000            205,000           (205,000)(1)         10,000
Treasury stock                                     (285,000)                                                (285,000)
Additional paid in capital                       13,825,332(4)                        (28,305,830)(3)              0
                                                                                       14,480,498(4)
  Retained earnings (deficit)                   (22,403,372)          (362,959)        22,403,372         (9,588,562)
                                                                                       (9,225,603)(3)
                                               ------------       ------------       ------------       ------------
     Total stockholders' equity (deficit)        (4,847,499)           987,890                  0         (3,859,609)
                                               ------------       ------------       ------------       ------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)                 $    953,159       $  2,312,600       $          0       $  3,265,759
                                               ============       ============       ============       ============

NOTES;

(1) Elimination of Common stock of (B) before the acquisition

(2) Elimination of pre-acquisition retained earnings of (A)

(3) Elimination of investment in subsidiary on consolidation

(4) Acquisition of subsidiary by issuance of 153,411,925 shares of common stock at $0.091 amounting $13,960,485 and 1,845,000 shares of preferred stock convertible in to 15 shares of common stock valued at $2,518,425.